AVAILABLE FOR SALE SECURITIES	6 Months Ended
Jun. 30, 2016
Investments, Debt and Equity Securities [Abstract]
AVAILABLE FOR SALE SECURITIES
AVAILABLE-FOR-SALE SECURITIES
Marketable securities held by the Company are debt securities and share investments considered to be available-for-sale securities.

(in thousands of $)	June 30, 2016	December 31, 2015
Amortized cost	197,606	185,148
Accumulated net unrealized (loss)/gain	(77,631)	14,446
Carrying value	119,975	199,594

The Company's investment in marketable securities consists of investments in listed shares and secured notes which mature in 2019. Available-for-sale securities are recorded at fair value, with unrealized gains and losses generally recorded as a separate component of "Other comprehensive income". The accumulated net unrealized loss on available-for-sale securities included in "Other comprehensive income" at June 30, 2016, was $77.6 million (December 31, 2015: net gain of $14.4 million).

The investment in listed shares at June 30, 2016, consists of shares in Frontline Ltd. (“Frontline”) with a carrying value of $86.6 million (December 31, 2015: $164.5 million).

The investment in secured notes at June 30, 2016, consists of listed and unlisted corporate bonds with a total carrying value of $33.4 million (December 31, 2015: $35.1 million). In December 2015, the Company determined that the bonds were other than temporarily impaired and recorded an impairment charge of $20.6 million, reducing their amortized cost to fair value at December 31, 2015.